Exhibit 10.21

Amendment to Equipment Purchase Agreement

This Amendment to Equipment Purchase Agreement (this “Amendment”) is entered into effective as of September 22, 2011, between Green Field Energy Services, Inc. f/k/a Hub City Industries, L.L.C. (hereinafter “GFES”), a Louisiana limited liability company whose mailing address for purposes hereof is 4023 Ambassador Caffery Blvd., Suite 200, Lafayette, Louisiana 70503, and Marine Turbine Technologies, L.L.C., (hereinafter “MTT”), a Louisiana limited liability company whose mailing address for purposes hereof is 298 Louisiana Road, Franklin, Louisiana 70538 (also sometimes referred to as the “parties”). Capitalized terms used but not defined in this Amendment have the meaning given them in the EPA (defined below).

Background

A.	GFES and MTT previously entered into an Equipment Purchase Agreement dated effective July 8, 2011 (the “EPA”).

B.	GFES and MTT desire to clarify certain terms of the EPA with respect to ownership of the Turbine Engines, as set forth herein.

C.	MTT expects to assign and transfer its rights and obligations of this Agreement, to its joint venture, Turbine Powered Technology LLC (“TPT”), a Louisiana limited liability company whose address for purposes hereof is 298 Louisiana Road, Franklin, Louisiana 70538.

D.	TPT is a party to an agreement (“the Vendor Agreement”) with Advanced Turbine Services, LLC (“ATS”), a Connecticut limited liability company whose address for purposes hereof is 780 Old Colony Road, Meriden, Connecticut 06451, effective as of September 30, 2011, whereby ATS is to supply TPT with turbine engines and necessary associated accessories.

Agreements

In consideration of the mutual covenants of Purchaser and Seller Parties set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each of the parties, GFES and MTT agree as follows:

I.	Section 1.2

The following is added to the end of Section 1.2:

For the avoidance of doubt, the parties acknowledge and agree that title to each Subsequent Turbine Engine will pass directly from ATS (or any other third party vendor receiving direct GFES purchase payments) to GFES upon GFES’s payment to ATS (or such other third party vendor), and title to such Subsequent Turbine Engine will not pass through MTT.

The Parties further agree that MTT (and, upon assignment, TPT) shall, in order to meet its obligations under the EPA, provide GFES with all of the rights and benefits of the Vendor Agreement by acting on its behalf with respect thereto, including, without limitation, by: (i) maintaining the Vendor Agreement in force in accordance with its terms; (ii) enforcing any and all of TPT’s rights and privileges granted therein; and (iii) providing GFES with all contractual notices received from ATS relating to the Vendor Agreement (iv) exercising any options for purchase of Turbine Engines at GFES’s direction; (v) representing GFES in any acceptance testing; (vi) procuring technical assistance as needed from ATS (vii) directing delivery of Turbine Engines in accordance with GFES’s instruction ; and (viii) enforcing any warranties as necessary on GFES’s behalf.

II. No Other Changes. Except as set forth in this Amendment, the remaining provisions of the EPA remain in full force and effect and have not otherwise been amended.

III. Counterparts. This Amendment may be executed in any number of counterparts, each of which is considered an original.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

WITNESSES:	Green Field Energy Services, Inc. f/k/a Hub City Industries, L.L.C.

/s/ Carolyn Blanchard

	BY:	/s/ Michel B. Moreno
/s/ Harold C. Blanchard		Name: Michel B. Moreno
Title: Chief Executive Officer

[Signature page to Amendment to Equipment Purchase Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

Marine Turbine Technologies, L.L.C.

BY:	/s/ Ted J. McIntyre II
Name: Ted J. McIntyre
Title: Managing Member

[Signature page to Amendment to Equipment Purchase Agreement]